Ohio National Fund, Inc.

Supplement dated May 24, 2022

to the Prospectus dated April 29, 2022

The following supplements and amends the prospectus dated April 29, 2022:

ON Bond Portfolio

The information with respect to Gary Rodmaker under the heading “Management” is amended to read as follows:

Gary Rodmaker, CFA, FLMI, Senior Vice President, Fixed Income Securities for Ohio National Life, has been a portfolio manager for the Portfolio since January 2015.

ON BlackRock Balanced Allocation Portfolio

The information with respect to Gary Rodmaker under the heading “Management” is amended to read as follows:

Gary Rodmaker, CFA, FLMI, Senior Vice President, Fixed Income Securities for Ohio National Life, has been a portfolio manager for the Portfolio since 2016.

Fund Management

The second paragraph in the section “Management of Portfolios” is deleted in its entirety and replaced with the following:

Gary Rodmaker is President of the Adviser. He is a portfolio manager of the ON Bond Portfolio and a portfolio manager of the fixed-income component of the ON BlackRock Balanced Allocation Portfolio. Mr. Rodmaker has been Senior Vice President, Fixed Income Securities for Ohio National Life since 2021. Prior to that, Mr. Rodmaker was Vice President, Fixed Income Securities since 2014. Prior to joining Ohio National Life, Mr. Rodmaker was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors and its predecessors, where he served from 1989 to 2014. Mr. Rodmaker was also Vice President of Union Central Life from 1996 to 2014. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a Bachelor of Science in Business Administration from Xavier University.

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Please retain this supplement with your Prospectus for future reference.